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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 1996, incorporated by reference in EMCOR Group, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP

Stamford, Connecticut,
April 19, 1996